EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the March 31, 2004 Form 10-Q of Cornell Companies, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John L. Hendrix, Executive Vice President and Chief Financial Officer, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.

/s/ John L. Hendrix
John L. Hendrix, Executive Vice President
And Chief Financial Officer
May 10, 2004